Income Taxes (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Taxes [Abstract]
Income Taxes
Note 8 – Income Taxes

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a full valuation allowance for U.S. and foreign deferred tax assets due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying condensed consolidated financial statements.

As of September 30, 2019, there were no material changes to what the Company disclosed regarding tax uncertainties or penalties in its Annual Report on Form 10-K for the year ended December 31, 2018.

Note 9—Income Taxes

Domestic and foreign loss before income taxes, consists of the following for the years ended December 31:

(in thousands)	2018	2017
Domestic	$(17,027)	$(13,367)
Foreign	1	(9)
Loss before income taxes	$(17,026)	$(13,376)

The components of income tax expense consist of the following for the years ended December 31:

(in thousands)	2018	2017
Current:
United States and state	$—	$—
Foreign, net	(6)	(6)
Deferred:
United States and state	—	—
Foreign	—	—
Total income tax expense	$(6)	$(6)

Actual income tax expense differs from statutory federal income tax expense as follows for the years ended December 31:

(in thousands)	2018	2017
Statutory federal income tax benefit	$3,578	$4,548
State tax benefit, net of federal taxes	45	48
Foreign tax	(2)	-
Foreign deferred exchange rate adjustments	(1,112)	899
Nondeductible/nontaxable items	(259)	(114)
New federal rate adjustment	—	(16,081)
Other	(72)	(1,085)
Valuation allowance decrease (increase)	(2,184)	11,779
Total income tax benefit expense	$(6)	$(6)

Deferred taxes consist of the following as of December 31:

(in thousands)	2018	2017
Deferred tax assets:
Noncurrent:
Accrued leave	$50	$32
Other accrued expenses	—	28
Stock based compensation	483	336
Net operating loss carryforward	41,032	38,947
Other	125	115
Intangibles	847	895
R&D credit carryforward	531	531
Total deferred tax assets	43,068	40,884
Less: valuation allowance	(43,068)	(40,884)
Total	$—	$—

As of December 31, 2017, the Company had federal net operating loss (“NOLs”) carryforwards of approximately $135.2 million and $29.5 million of state NOL carryforwards., Approximately $120.1 million of federal NOL carryforwards will expire between 2024 and 2037. Pursuant to the Tax Cuts and Jobs Act of 2017, the NOL generated during the current year of approximately $15.1 million does not expire.  The expiration of state NOL carryforwards will vary by jurisdiction. As of December 31, 2018, the Company had tax losses in the Commonwealth of Australia of approximately AU$49.0 million which can carry forward indefinitely. Federal or state NOLs cannot be used to offset taxable income in foreign jurisdictions. In addition, future utilization of NOL carryforwards in the U.S. may be subject to certain limitations under Section 382 of the Internal Revenue Code.

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a valuation allowance for U.S. and foreign deferred tax assets due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying consolidated financial statements. For the year ended December 31, 2018, the valuation allowance increased by $2.2 million primarily due to current year operating losses.  For the year ended December 31, 2017 the valuation allowance decreased by $11.8 million primarily as result of the impact of the 2017 tax reform re-measurement of deferred tax assets.

During 2017 and 2018, the Company believes it experienced an ownership change as defined in Section 382 of the Internal Revenue Code which will limit the ability to utilize the Company’s net operating losses (NOLs). The Company may have experienced additional ownership changes in earlier years further limiting the NOL carry-forwards that may be utilized.  The Company has not yet completed a formal Section 382 analysis.  The general limitation rules allow the Company to utilize its NOLs subject to an annual limitation that is determined by multiplying the federal long-term tax-exempt rate by the Company’s value immediately before the ownership change.

The accounting guidance related to uncertain tax positions prescribes a recognition threshold and measurement attribute for recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  The Company had no material uncertain tax positions as of December 31, 2018 or 2017.

The Company recognizes interest and penalties on unrecognized tax benefits as well as interest received from favorable tax settlements within income tax expense.  At December 31, 2018 and 2017, the Company recorded no accrued interest or penalties related to uncertain tax positions.

The tax years ended December 31, 2015 through December 31, 2018 remain open to examination by the Internal Revenue Service and for the various states where we are subject to taxation. Additionally, the returns of the Company’s Australian and Irish subsidiary are subject to examination by tax authorities of those jurisdictions for the tax years ended and subsequent to June 30, 2013 and December 31, 2014, respectively.